UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC  20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 11, 2016

Dominion Resources, Inc.
 (Exact Name of Registrant as Specified in Its Charter)

Virginia (State or other jurisdiction of incorporation)	001-08489 (Commission File Number)	54-1229715 (IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia (Address of Principal Executive Offices)	23219 (Zip Code)

Registrant's Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

Our Annual Meeting of Shareholders was held on May 11, 2016.  Results of items presented for voting are listed below.

The following nominees were elected to the Board of Directors for a one-year term or until next year's annual meeting:   William P. Barr, Helen E. Dragas, James O. Ellis, Jr., Thomas F. Farrell II, John W. Harris, Mark J. Kington, Pamela J. Royal, Robert H. Spilman, Jr., Michael E. Szymanczyk, and David A. Wollard. The votes cast with respect to all of the nominees presented at the annual meeting were as follows:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-vote

William P. Barr	391,992,616	2,845,890	1,202,587	91,508,497
Helen E. Dragas	390,819,622	3,975,023	1,246,448	91,508,497
James O. Ellis, Jr.	392,333,038	2,486,237	1,221,818	91,508,497
Thomas F. Farrell II	378,146,600	15,517,392	2,377,101	91,508,497
John W. Harris	335,568,197	59,220,822	1,250,320	91,510,251
Mark J. Kington	390,942,773	3,836,969	1,261,351	91,508,497
Pamela J. Royal	391,422,358	3,388,092	1,230,643	91,508,497
Robert H. Spilman, Jr.	391,747,848	3,026,018	1,267,227	91,508,497
Michael E. Szymanczyk	391,957,974	2,822,222	1,260,897	91,508,497
David A. Wollard	387,798,375	6,944,403	1,298,315	91,508,497

The appointment of Deloitte & Touche LLP as our independent auditors for 2016 was ratified by shareholders as follows:

Votes For	Votes Against	Votes Abstained
482,972,187	3,213,867	1,363,536

Shareholders approved an advisory vote on approval of executive compensation ("say on pay").  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
374,675,078	17,593,327	3,771,841	91,508,497

A shareholder proposal requesting the Company to provide a report on lobbying was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
42,922,310	337,353,588	15,764,348	91,508,497

A shareholder proposal requesting the Company to provide a report on the potential impact of the denial of a certificate for North Anna 3 was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
16,298,048	359,911,264	19,830,398	91,508,497

A shareholder proposal requesting the Company to permit shareholders to act by written consent was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
157,226,483	234,613,665	4,199,998	91,508,497

A shareholder proposal requesting the Company be required to nominate at least one director with environmental expertise was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
69,820,498	296,255,390	29,964,258	91,508,497

A shareholder proposal requesting the Company to provide a report on the financial risks to Dominion posed by climate change was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
82,543,859	279,537,140	33,958,314	91,508,497

A shareholder proposal requesting the Company to provide a report on the impact of climate change driven technology changes was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
80,512,013	297,256,775	18,270,525	91,508,497

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION RESOURCES, INC. Registrant

/s/ Carter M. Reid
Carter M. Reid Senior Vice President, Chief Administrative & Compliance Officer and Corporate Secretary

Date:  May 11, 2016